Exhibit 99.1

Courtyard by Marriott Shadyside

Combined Financial Statements

December 31, 2012

Includes the accounts of:

Moody National CY Shadyside S, LLC

Moody National CY Shadyside MT, LLC

Contents

Independent Auditor’s Report	1 – 2

Financial Statements

Combined balance sheet	3

Combined statement of operations	4

Combined statement of changes in equity	5

Combined statement of cash flows	6

Notes to combined financial statements	7 – 11

Independent Auditor’s Report

To the Member of

Moody National CY Shadyside S, LLC

Moody National CY Shadyside MT, LLC

Report on the Financial Combined Statements

We have audited the accompanying combined financial statements of Moody National Shadyside S, LLC and Moody National CY Shadyside MT, LLC (collectively, the Courtyard by Marriott Shadyside), which comprise the combined balance sheet as of December 31, 2012 and the related combined statement of operations, changes in equity, and cash flows for the year then ended, and the related notes to the combined financial statements.

Management’s Responsibilities for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement.

An audit includes performing procedures to obtain evidence about the amounts and disclosures in the combined financial statements.  The procedures selected depend on auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error.  In making those assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Courtyard by Marriott Shadyside as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/S/ McGladrey LLP

Chicago, Illinois

May 22, 2013

Courtyard by Marriott Shadyside

Combined Balance Sheet

December 31, 2012

Assets
Property and equipment, net	$27,530,214
Cash and cash equivalents	216,767
Accounts receivable	69,765
Prepaid expenses and other assets	33,814
Deferred costs (net of accumulated amortization of $425,905)	54,193

$27,904,753

Liabilities and Equity
Mortgage payable	$25,019,711
Due to affiliate	1,550,000
Accounts payable and accrued expenses	355,737
Accrued interest	89,170
27,014,618

Equity	890,135

$27,904,753

See Notes to Combined Financial Statements.

Courtyard by Marriott Shadyside

Combined Statement of Operations

Year Ended December 31, 2012

Revenue:
Rooms	$5,772,723
Food and beverage	420,231
Other operating departments	396,743
6,589,697

Operating expenses:
Rooms	1,011,262
Food and beverage	378,775
Other operating departments	172,861
General and administrative	631,211
Utilities	208,093
Repairs and maintenance	270,906
Sales and marketing	266,468
Management fees	263,592
Franchise fees	431,842
Property taxes and insurance	436,109
Depreciation and amortization	797,117
4,868,236

Income from operations	1,721,461

Other expense:
Interest expense - due to affiliate	271,000
Interest expense	986,911
1,257,911

Net income	$463,550

See Notes to Combined Financial Statements.

Courtyard by Marriott Shadyside

Combined Statement of Changes in Equity

Year Ended December 31, 2012

Balance, January 1, 2012	$1,267,602

Distributions	(841,017)

Net income	463,550

Balance, December 31, 2012	$890,135

See Notes to Combined Financial Statements.

Courtyard by Marriott Shadyside

Combined Statement of Cash Flows

Year Ended December 31, 2012

Cash Flows from Operating Activities
Net income	$463,550
Depreciation and amortization	797,117
Amortization of deferred loan costs	85,460
Changes in:
Accounts receivable	(1,902)
Prepaid expenses and other assets	(1,877)
Accounts payable and accrued expenses	130,857
Net cash provided by operating activities	1,473,205

Cash Flows from Financing Activities
Mortgage principal payments	(614,751)
Distributions to member	(841,017)
Cash used in financing activities	(1,455,768)

Net change in cash and cash equivalents	17,437

Cash:
Beginning of period	199,330

End of period	$216,767

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$986,911

See Notes to Combined Financial Statements.

Courtyard by Marriott Shadyside

Notes to Combined Financial Statements

Note 1.                             Description of Organization and Operations

Moody National CY Shadyside S, LLC (the Landlord) and Moody National CY Shadyside MT, LLC (the Tenant) (collectively, the Company) are wholly-owned affiliates of Moody National Companies (the Owner) which were formed to for the purpose of acquiring, renovating and operating the 132-room select service Courtyard by Marriott Shadyside hotel (the Hotel) located in Pittsburgh, Pennsylvania.  The accompanying combined financial statements are presented on a combined basis as such entities are under common management and are owned by the same member.  Moody National CY Shadyside S, LLC owns the Hotel and leases it to Moody National CY Shadyside MT, LLC, which operates the Hotel.

The above entities are Delaware limited liabilities companies and will dissolve upon the occurrence of certain events as provided for in the respective operating agreements.  All profits, losses and distributions of the Company are allocated to the member.

The Company sold the Hotel to a third party on March 12, 2013 (see Note 10).

Note 2.                             Summary of Significant Accounting Policies

Basis of presentation:  The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of the Company. All significant intercompany balances and transactions have been eliminated in combination.

Cash and cash equivalents:  Cash equivalents include highly liquid investments with an original maturity of three months or less from the date of purchase.  At times, balances in the Company’s cash accounts may exceed federally insured limits.  The Company has not experienced any losses on such accounts.

Accounts receivable:  Accounts receivable are comprised of (a) amounts billed but uncollected for room rental and food and beverage sales and (b) amounts earned but unbilled for the aforementioned services until guests check out of the Hotel.  Receivables are recorded at management’s estimate of the amounts that will ultimately be collected.  At December 31, 2012, no allowance for doubtful accounts was deemed necessary by the Company.

Accounting for acquisitions: The Company determined that the acquisition of the Hotel on March 20, 2008 represented a business combination, which requires that the assets acquired and the liabilities assumed constitute a business. The business combination was accounted for by applying the acquisition method of accounting. The Company recorded its investments in the Hotel based on the fair value of the identifiable assets acquired. Assets are recorded at fair value and allocated to land, building and improvements, site improvements and furniture, fixtures and equipment using appraisals and valuations performed by management and independent third parties.

Property and equipment:  Property and equipment including land, buildings, and furniture fixture and equipment is initially recorded at fair value upon acquisition pursuant to the application of purchase accounting in accordance with GAAP.  Property and equipment purchased after the Hotel acquisition date is recorded at cost.  Replacements and improvements are capitalized, while repairs and maintenance are expensed as incurred.

Courtyard by Marriott Shadyside

Notes to Combined Financial Statements

Note 2.                             Summary of Significant Accounting Policies (Continued)

The asset groups below are depreciated using the straight-line method over the following estimated useful lives:

Building and improvements	40 years
Furniture, fixtures and equipment	10 years

Management of the Company reviews the property and equipment for impairment when events or changes in circumstances indicate the carrying amount of the Hotel may not be recoverable.  If such conditions exist, management will estimate the future cash flows from operations and disposition of the Hotel.  If the estimated undiscounted future cash flows are less than the carrying amount of the asset group and the carrying amount of the asset group is in excess of the fair value, an adjustment to reduce the carrying amount to the Company’s estimated fair value would be recorded and an impairment loss would be recognized.  No impairment of the carrying value of long-lived assets was recognized during the year ended December 31, 2012.

Assets classified as held for sale are accounted for at the lower of the assets’ fair value less costs to sell or the assets’ carrying amount and depreciation ceases at the time the assets are classified as held for sale.  Upon the sale or retirement of the Hotel Properties, the cost and related accumulated depreciation will be removed from the Company’s accounts and any resulting gain or loss will be included in the statement of operations.

Deferred costs: Deferred loan costs represent legal fees and certain other costs incurred in connection with obtaining the mortgage loan and are amortized using a method which approximates the effective interest method.  Amortization expense incurred for the year ended December 31, 2012 was $85,460 which is included in interest expense on the accompanying combined statement of operations.

Deferred franchise fees represent Hotel franchise application fees, which are being amortized on a straight-line basis over the term of the respective franchise agreements. Amortization expense related to deferred franchise fees incurred during the year ended December 31, 2012 was $3,425 which is included in amortization expense on the accompanying combined statement of operations.

Revenue recognition:  Hotel revenues are recognized when services are provided or items are sold.  Revenue consists of room sales, food and beverage sales and other department revenues such as telephone and parking.  Sales and occupancy taxes collected from customers submitted to taxing authorities are not recorded in revenue and are considered pass thru items to the taxing the authority.

Advertising costs:  The Hotel expenses all advertising costs, including production cost of print, radio, television and other advertisements as incurred.  The franchise agreement provides for monthly marketing assessments and a majority of advertising costs are incurred by the franchisor.  The Hotel incurred advertising costs of $4,610 for the year ended December 31, 2012.

Courtyard by Marriott Shadyside

Notes to Combined Financial Statements

Note 2.                             Summary of Significant Accounting Policies (Continued)

Income taxes:  No provision for federal income taxes has been made as the liability for such taxes is that of the Owner, rather than the Hotel.  The Hotel is subject to the statutory requirements of the state in which it conducts business.  Management of the Hotel identifies tax positions taken or expected to be taken in the course of preparing the Hotel’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained when challenged or when examined by the applicable taxing authority.  For the year ended December 31, 2012, management has determined that there are no material uncertain tax positions.  Tax returns filed by the Company are generally subject to examination of U.S. and state taxing authorizes for the years ended after December 31, 2008.

Use of estimates:  The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Note 3.                             Property and Equipment

Property and equipment consisted of the following as of December 31, 2012:

Land	$2,855,793
Building and improvements	27,303,415
Furniture, fixtures and equipment	1,111,041
31,270,249
Less accumulated depreciation	(3,770,035)

$27,500,214

Depreciation expense was $793,692 for the year ended December 31, 2012.

Note 4.                             Mortgage Payable

On March 18, 2008, in conjunction with the acquisition of the Hotel, the Company obtained a first mortgage loan in the original principal amount of $27,600,000 ($25,019,711 at December 31, 2012).  The loan is secured by the Hotel’s property and equipment as well as an assignment of rights to all other assets and income of the Hotel.

The mortgage loan bears interest at a variable rate equal to the 30-day LIBOR rate plus 3.25 percent (3.46 percent at December 31, 2012) and requires monthly payments of principal and interest based on a 25 year amortization period through maturity, when all unpaid interest and principal are due. The loan was to mature on March 31, 2013 but was paid in full in connection with the sale of the Hotel (Note 10).

Courtyard by Marriott Shadyside

Notes to Combined Financial Statements

Note 4.                             Mortgage Payable (Continued)

The Company was required to maintain a debt service coverage ratio of at least 1.34 to 1.00.  The debt service coverage ratio was evaluated quarterly and, in the event that the requirement was not met, the Company may have been required to make a principal payment as required in the agreement or deposit funds into an interest-bearing account controlled by the lender as additional collateral for the loan.

In connection with the mortgage loan, an affiliate entered into a guaranty agreement for the payment and performance of certain guaranteed obligations, as defined.

Note 5.                             Related Party Transactions

On December 11, 2008, the Company obtained a mezzanine loan from an affiliate of the Member in the amount of $1,550,000, which was fully funded concurrently with origination.  The mezzanine loan was evidenced by a promissory note of the same date, with interest accruing at an annual rate of 20 percent. The promissory note required monthly payments of interest only of $25,833 through the maturity date, when all unpaid principals and interest was due.

On July 2, 2010, an affiliate repaid $195,000 of the mezzanine loan on behalf of the Company.  Such amount was included in due to affiliate on the accompanying combined financial statements.

The mezzanine loan matured on January 15, 2012 and was due in full.  The Company continued paying interest under the note terms.  The mezzanine loan balance at December 31, 2012 is $1,355,000 and interest on the mezzanine loan amounted to $271,000 for the year ended December 31, 2012, which is included in interest expense in the accompanying combined statements of operations.

On March 12, 2013, the mezzanine loan was paid in full in connection with the sale of the Hotel (Note 10).

The mezzanine loan was nonrecourse and secured by a pledge agreement of the Company’s interest.

Note 6.                             Management Agreement

On March 20, 2008, the Company entered into a management agreement with a third party manager to manage and operate the Hotel for a term of 10 years.  Beginning March 8, 2012, the Company may terminate the management agreement subject to a termination fee (as defined).  The management agreement provided for a  (a) base management fee equal to 4 percent of gross revenue (as defined), (b) a monthly accounting service fee based on total rooms, subject to annual increases (as defined), and (c) a development management fee equal to 5 percent of development costs (as defined).

For the year ended December 31, 2012, base management fees and accounting service fees incurred totaled $263,592 and $17,268, respectively.  No development management fees were incurred for the year ended December 31, 2012.

Upon sale of the Hotel (Note 10), the management company was retained by the buyer under new terms and conditions.

Courtyard by Marriott Shadyside

Notes to Combined Financial Statements

Note 7.                             Franchise Agreement

On March 20, 2008, in connection with the acquisition of the Hotel, the Company entered into a franchise agreement with Marriott International, Inc. (Marriott) for a term of 15 years.  The agreement provides for the payment of monthly royalty fees and marketing program fees equal to 5.5 percent of gross room revenue and 2.0 percent of gross room revenue, respectively.

For the year ended December 31, 2012, royalty fees and marketing program fees incurred totaled $317,550 and $114,292 respectively.

Upon sale of the Hotel (Note 10), the franchise agreement was terminated and the buyer and Marriott entered into a new agreement.

Note 8.                             Tenant Lease

The Landlord leases the Hotel to the Tenant pursuant to a lease agreement dated March 20, 2008.  The Tenant pays the Landlord base rent equal to “mortgage loan debt service” as defined and additional rent as provided for in the lease agreement.  The Tenant, as the lessee of the Hotel, is responsible for paying all of the expenses of operating the Hotel, including all personnel costs, utility costs and general repair and maintenance of the Hotel. The Tenant is also responsible for all fees payable to the management company, including base management fees, with respect to periods covered by the term of the lease. The Tenant is not obligated to bear the cost of any capital improvements or capital repairs to the Hotel or the other expenses borne by the Landlord such as real estate taxes, personal property taxes, property insurance on the Hotel and capital expenditures.  These rents are eliminated in these combined financial statements.

Note 9.                             Commitments and Contingencies

The Owner is involved from time to time in litigation arising from the normal course of business, none of which is expected to have a material adverse effect on the financial position, results of operations or cash flows of the Hotel.

Note 10.                      Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosures on the combined financial statements through May 22, 2013, the date the combined financial statements were available to be issued.  No adjustments to the amounts reported were considered necessary.

On January 30, 2013, the Company entered into an agreement to sell the Hotel to an unaffiliated third party for a contractual price of $29,850,000.  The sale of the Hotel was completed on March 12, 2013.